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EXHIBIT 10.4


                                     FORM OF
                 PATENT AND TRADEMARK SECURITY AGREEMENT (U.S.)

      PATENT AND TRADEMARK SECURITY AGREEMENT (U.S.) (this "AGREEMENT") dated as of May 22, 2002 by and between ____________________(1) having its chief executive office at 122 Fifth Avenue, New York, NY 10011, as debtor (the "BORROWER"), and FLEET NATIONAL BANK, as secured party and as administrative agent for itself and each other Bank (as defined below) (the "ADMINISTRATIVE AGENT") under the terms of that certain Revolving Credit Agreement dated as of May 22, 2002 (as it may be amended from time to time, the "LOAN Agreement") by and among the Borrower, the lending institutions that are party thereto (collectively, the "BANKS"), and the Administrative Agent.

      WHEREAS, the Borrower has requested that the Banks enter into the Loan Agreement with the Borrower, and to make Loans to the Borrower and issue Letters of Credit on the Borrower's behalf, upon the terms and subject to the conditions set forth therein; and

      WHEREAS, it is a condition precedent to the Banks' agreement to enter into the Loan Agreement and extend credit to the Borrower thereunder that the Borrower execute and deliver this Agreement and grant the security interest herein provided.

      NOW, THEREFORE, in order to induce the Banks to enter into the Loan Agreement and extend credit to the Borrower thereunder, and in consideration thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS; INTERPRETATION.

      1.01 Generally. Capitalized terms used but not defined herein or in any certificate, report or other document delivered pursuant hereto, shall have the meanings ascribed to such terms in the Loan Agreement. Except as otherwise defined herein, terms defined in the NY UCC (as defined below) and used herein shall have the meanings ascribed to such terms in the NY UCC; provided, however, that if a term is defined in Article 9 of the NY UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9.

      1.02 Terms Defined in this Agreement. For purposes of this Agreement, the following terms have the meanings set forth below:

      "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble.


--------------

(1)     See Footnote 2 on signature page.


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      "ASSIGNMENT OF MARKS" shall have the meaning set forth in Article 3.

      "ASSIGNMENT OF PATENTS" shall have the meaning set forth in Article 3.

      "BANKS" shall have the meaning set forth in the Preamble.

      "BORROWER" shall have the meaning set forth in the Preamble.

      "DAMAGES" shall have the meaning set forth in Article 11.

      "INDEMNIFIED PERSONS" shall have the meaning set forth in Article 11.

      "IP COLLATERAL" shall have the meaning set forth in Article 2.

      "LOAN AGREEMENT" shall have the meaning set forth in the Preamble.

      "NY UCC" means the Uniform Commercial Code in effect in the State of New York, as it may be amended from time to time, provided, that if by reason of mandatory provisions of law, perfection, or the effect of perfection or nonperfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "NY UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

      "PATENT LICENSE" means any oral or written agreement now or hereafter in existence granting to the Borrower any right to use any invention on which a patent is in existence, all as may be amended, supplemented or otherwise modified from time to time, including, without limitation, those listed on Schedule A hereto.

      "PATENTS" means collectively all of the following now owned or hereafter created or acquired by the Borrower: (a) all patents, patent applications and Patent Licenses (as defined below) including, without limitation, those listed on Schedule A hereto (but as to any such Patent License, only to the extent the Borrower has the right to assign rights or grant a security interest therein), which issue or have issued in any country or jurisdiction upon any patent applications which correspond with any of such patents or patent applications;
(b) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country; (c) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing which issue or have issued in any country or jurisdiction; (d) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights


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corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with any of the foregoing.

      "TRADEMARK LICENSE" means any oral or written agreement now or hereafter in existence granting to the Borrower any right to use any trademark, all as may be amended, supplemented or otherwise modified from time to time, including, without limitation, those listed on Schedule B hereto.

      "TRADEMARKS" means collectively all of the following now owned or hereafter created or acquired by the Borrower: (a) all trademarks, Trademark Licenses including, without limitation, those listed on Schedule B hereto (but as to any such Trademark License other than the B&N License, only to the extent the Borrower has the right to assign rights or grant a security interest therein) trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof in the United States, any state in the United States or any foreign jurisdiction, and all applications in connection therewith, including, without limitation, those listed on Schedule B hereto, whether or not any of the foregoing is registered or the subject of an application for registration under federal law, state law, foreign law or otherwise; (b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing, (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

      "UNIFORM COMMERCIAL CODE" means, in reference to any jurisdiction, the Uniform Commercial Code as adopted and in effect in such jurisdiction, as it may be amended from time to time.

      1.03 Matters of Interpretation and Construction.

            (a) The language of this Agreement, having been negotiated by the parties hereto, shall not be construed against any party hereto by reason of the extent to which such party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.

            (b) Use of the singular shall be deemed to include the plural and use of the plural shall be deemed to include the singular. Use of any gender shall be deemed to include all other genders.

            (c) A reference to any law, agreement or other document includes any amendment or modification to such law, agreement or document.


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            (d) A reference to any Person includes its successors and permitted assigns.

            (e) Unless the context clearly requires otherwise, reference to a particular "Article" or "Section" refers to the corresponding article or section of this Agreement.

            (f) Unless the context clearly requires otherwise, use of the word "including" shall mean "including, without limitation".

ARTICLE 2. GRANT OF SECURITY INTEREST. As security for the prompt and unconditional payment and performance of the Obligations, and for the benefit of the Administrative Agent and the Banks, the Borrower hereby grants, assigns, transfers and conveys to the Administrative Agent a continuing security interest in and first priority lien on all Patents and all Trademarks, whether now owned or hereafter acquired, and all Proceeds thereof (collectively, the "IP COLLATERAL"). In order to more fully effectuate the grant of such security interest, and to facilitate the exercise by the Administrative Agent of its remedies under this Agreement, the Borrower grants, assigns, transfers, conveys and sets over to the Administrative Agent, the Borrower's entire right, title and interest in and to the Trademarks and the Patents; provided that such grant, assignment, transfer and conveyance shall become effective only upon the giving of written notice thereof by the Administrative Agent to the Borrower at any time (i) during the existence of an Event of Default and (ii) after the Loans have been accelerated pursuant to Section 7.2 of the Loan Agreement; provided, however, that it shall become effective immediately and automatically (without notice or action of any kind by the Administrative Agent) (i) upon an Event of Default if such Event of Default is one for which acceleration of the Loans is automatic under the Loan Agreement and/or (ii) upon the sale or other disposition of or foreclosure upon the Collateral pursuant to this Agreement and the other Loan Documents and applicable law (including the transfer or other disposition of the IP Collateral to the Administrative Agent or its nominee in lieu of foreclosure).

ARTICLE 3. DELIVERIES AND FILING. With respect to the Trademarks, the Borrower has executed in blank and delivered to the Administrative Agent an assignment of federally registered trademarks in substantially the form of Exhibit 1 hereto (the "ASSIGNMENT OF MARKS"), and, with respect to the Patents, the Borrower has executed in blank and delivered to the Administrative Agent an assignment of patents, patent applications and related patent property in substantially the form of Exhibit 2 hereto (the "ASSIGNMENT OF PATENTS"). The Borrower hereby authorizes the Administrative Agent to complete as assignee and record with the U.S. Patent and Trademark Office either or both of the Assignment of Marks and the Assignment of Patents following the effectiveness thereof as provided in
Article 2 above.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower represents and warrants to the Administrative Agent as follows:


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      4.01 Ownership of Collateral; Absence of Liens and Restrictions. As of the
date hereof, the IP Collateral listed on Schedule A and Schedule B constitutes Patents and Trademarks, respectively, now owned or used by the Borrower. The Borrower is the sole owner in the United States and all other applicable jurisdictions of the entire right, title and interest in and to each of the Patents and Trademarks comprising the IP Collateral, free from any mortgage, pledge, lien, security interest, charge, adverse claim or other encumbrance including, without limitation, licenses, shop rights (with regard to the Patents) and covenants not to sue, except as set forth on Schedule 4.01 and except for the security interest herein granted and as otherwise permitted by the Loan Agreement.

      4.02 Validity of Collateral; No Infringement. All of the IP Collateral is subsisting, and none of the IP Collateral has been adjudged invalid or unenforceable, in whole or in part. No claim has been made to the Borrower that the use of any of the IP Collateral violates or may violate the rights of any third Person and, to the Borrower's actual knowledge, there is no infringement by the Borrower of any patent or trademark rights of others.

      4.03 Due Authorization; Non-Contravention. The execution, delivery and performance of this Agreement are within the power of the Borrower, have been duly authorized by all necessary corporate action of the Borrower, and do not contravene any law, rule, regulation or any judgment, decree or order of any arbitrator, court or other adjudicatory or regulatory body, or any agreement to which the Borrower is a party or by which any of its property is bound.

ARTICLE 5. NO LIENS, ETC. The Borrower shall not, without the prior written consent of the Administrative Agent, (a) assign or transfer, pledge, mortgage or create or suffer to exist a security interest or lien by any Person other than the Administrative Agent in the IP Collateral, (b) take any action contrary to or inconsistent with the rights of the Administrative Agent under this Agreement, or (c) cease the use of any Trademark or take or refrain from taking any action which would result in the cancellation or expiration of any of the Patents or Trademarks covered by this Agreement except as permitted under this Agreement.

ARTICLE 6. BORROWER'S OBLIGATION TO OBTAIN AND MAINTAIN RIGHTS. The Borrower shall not abandon any filed patent application or trademark registration, or abandon any pending patent application or patent or any trademark registration (except those that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect) without the consent of the Administrative Agent. For so long as this Agreement shall remain in effect, the Borrower shall, at its own cost and expense, unless otherwise consented to in writing by the Administrative Agent:

      (a) take all actions necessary or appropriate under applicable law (when appropriate, through counsel acceptable to the Administrative Agent) to properly maintain and renew all Patents and Trademarks which are or may become subject to this Agreement for the full term or terms allowed by law including, without limitation (i) the


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appropriate and timely payment of any required fees, and (ii) the appropriate and timely filing of any documents or declarations necessary to maintain and renew the Patents or registrations for Trademarks (including the filing of a declaration of incontestability under Section 15 of the United States Trademark Act when possible);

      (b) diligently prosecute any applications for Patents and Trademarks currently pending;

      (c) file new applications to register and protect under applicable law all patentable inventions or Trademarks acquired by the Borrower but for which applications have not previously been filed and take all other action necessary to cause Patents and Trademarks to be issued as a result of said applications;

except, with respect to the foregoing clauses (a), (b) and (c), for failures to take actions or make prosecutions or filings that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

ARTICLE 7. BORROWER'S OBLIGATION TO ENFORCE AND DEFEND RIGHTS.

      (a) The Borrower shall, at its own cost and expense, unless otherwise consented to in writing by the Administrative Agent, take all reasonably necessary steps to defend and protect the IP Collateral (i) from infringement, unfair competition, dilution or damage by all appropriate actions including the commencement of legal action to prevent and recover damages therefor, (ii) from all claims of infringement, unfair competition, dilution or damage, including the defense of legal actions making such claims, and (iii) from claims of all Persons at any time asserting an interest in the IP Collateral adverse to, or otherwise inconsistent with, that of the Administrative Agent, except, with respect to the foregoing clauses (i), (ii) and (iii), for any steps, the failure of which to take, that could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

      (b) In the event of any material infringement, unfair competition, dilution or damage of or in respect of any of the Patents or Trademarks caused by the actions of a third party, the Borrower shall give the Administrative Agent prompt written notice thereof and shall take all reasonably necessary actions to prevent and recover damages as required by clause (a) above. If, in the reasonable opinion of the Administrative Agent, the Borrower has failed to take appropriate action within two months after such notice is given to the Administrative Agent, upon notice to the Borrower, the Administrative Agent may (but shall not be required to) itself take such action in the name of the Borrower, with any damages recovered in such action, net of costs and attorneys' fees reasonably incurred, to be applied as provided in Article 16.

      (c) The Borrower shall promptly notify the Administrative Agent of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office or any other foreign or domestic governmental agency, court or


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body, regarding the Borrower's claim of ownership in any of the Patents and
Trademarks which could reasonably be expected to have a material adverse effect on the Borrower.

ARTICLE 8. AFTER ACQUIRED PROPERTY. If the Borrower shall obtain rights or become entitled to the benefit of any new Patent, patentable inventions, patent improvement, or Trademark before the Borrower's Obligations to the Administrative Agent and the Banks have been satisfied in full, the Borrower shall give the Administrative Agent prompt written notice thereof and the provisions of this Agreement shall automatically apply thereto. The Borrower authorizes the Administrative Agent to modify this Agreement, without the necessity of the Borrower's further approval or signature, by amending Schedule A and Schedule B to include any new IP Collateral required to be disclosed to the Administrative Agent pursuant to this Article.

ARTICLE 9. FURTHER ASSURANCES. The Borrower shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments, in each case in form and substance reasonably satisfactory to the Administrative Agent, relating to the creation, validity, or perfection of the security interests and assignments provided for in this Agreement under 35 U.S.C. Section 261, 15 U.S.C. Section 1051 et seq., the Uniform Commercial Code, or other laws of the United States or the State of New York, or of any other countries or states, as the Administrative Agent may from time to time reasonably request, and shall take all such other action as the Administrative Agent may reasonably require to more completely vest in and assure to the Administrative Agent its rights hereunder or in any of the Patents or Trademarks.

ARTICLE 10. AUTHORIZATIONS. The Borrower hereby irrevocably appoints the Administrative Agent as its lawful attorney and agent, with full power of substitution, (i) to execute and deliver on behalf of and in the name of the Borrower such financing statements, assignments, pledges and other documents and agreements, and to take such other action as the Administrative Agent may deem reasonably necessary for the purpose of perfecting, protecting, effecting or enforcing the security interests granted herein and effected hereby, under any applicable law, and the Administrative Agent is hereby authorized to file on behalf of and in the name of the Borrower at the Borrower's sole expense, such financing statements, assignments, pledges and other documents in any appropriate governmental office, provided that the Administrative Agent shall deliver to the Borrower copies of all such filings, (ii) to commence, prosecute and defend any legal proceedings in which the Administrative Agent is permitted under the terms of this Agreement or the other Loan Documents to participate in the Borrower's stead and (iii) following the occurrence and during the continuance of an Event of Default, to take all actions necessary or appropriate to facilitate the exercise of the Administrative Agent's remedies under this Agreement, any of the other Loan Documents, or applicable law.

ARTICLE 11. INDEMNIFICATION. The Borrower shall indemnify and hold harmless the Administrative Agent and the Banks, and their respective officers, directors, agents, servants, employees and affiliates (collectively, the "INDEMNIFIED PERSONS") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, demand, suit,


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legal or arbitration proceeding, damage (excluding special, exemplary, punitive or consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "DAMAGES"), arising, directly or indirectly, from or in connection with this Agreement or any of the other Loan Documents, and the transactions contemplated hereby and thereby, except for any Damages resulting from the Indemnified Person's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, which determination is not subject to further appeal. The indemnification obligation set forth in this Article is not exclusive of, and shall not limit, any other remedies that may be available to the Administrative Agent, the Banks or the other Indemnified Persons.

ARTICLE 12. FEES, COSTS AND EXPENSES. The Borrower will pay any and all (i) reasonable charges and costs and all taxes incurred in implementing or subsequently amending this Agreement, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of the Administrative Agent's counsel incurred by the Administrative Agent, in connection with this Agreement, and (ii) fees and disbursements reasonably incurred by the Administrative Agent in the preparation, execution and delivery of any waiver or consent by the Administrative Agent relating to this Agreement, and in the enforcement of this Agreement and in the enforcement or foreclosure of any liens, security interests or other rights of the Administrative Agent under this Agreement, or under any other documentation at any time given to the Administrative Agent in furtherance of the transactions contemplated hereby. In addition, following the occurrence and during the continuance of an Event of Default, the Borrower shall also pay all reasonable costs and expenses of the Administrative Agent in connection with the enforcement of this Agreement and with the enforcement or foreclosure of any liens, security interests or other rights of the Administrative Agent under this Agreement, or under any other documentation at any time given to the Administrative Agent in furtherance of the transactions contemplated hereby, except those resulting from the gross negligence or willful misconduct of the Administrative Agent as finally determined by a court of competent jurisdiction, which determination is not subject to further appeal.

ARTICLE 13. REMEDIES. Following the occurrence and during the continuance of an Event of Default, the Administrative Agent may without notice or demand declare this Agreement to be in default, and the Administrative Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a Administrative Agent under the Uniform Commercial Code, including, without limitation, the right to dispose of the Patents and Trademarks at public or private sale. The Administrative Agent shall give to the Borrower at least ten (10) days' prior written notice (which the Borrower agrees is "reasonable notification" under the Uniform Commercial Code) of the time and place of any such public sale or of the time after which any such private sale or any other intended disposition is to be made.


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ARTICLE 14. REMEDIES CUMULATIVE. Each right, power and remedy of the
Administrative Agent provided for in this Agreement, the other Loan Documents, or now or hereafter existing at law or in equity, or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Administrative Agent of one or more of such rights, powers or remedies shall not preclude the simultaneous or subsequent exercise of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy shall operate as a waiver thereof.

ARTICLE 15. MARSHALLING. The Administrative Agent may exercise its rights with respect to the IP Collateral without resorting or regard to other collateral or sources of reimbursement. The Administrative Agent shall not be required to marshal any present or future collateral security for, or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order. To the extent that it may lawfully do so, the Borrower hereby (a) agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent's rights with respect to the Obligations or any of the Collateral and (b) irrevocably waives the benefits of all such laws.

ARTICLE 16. APPLICATION OF MONEYS BY THE ADMINISTRATIVE AGENT; WAIVER OF CERTAIN RIGHTS. All moneys collected upon any sale of the IP Collateral hereunder, together with all other moneys received by the Administrative Agent hereunder, shall be applied as follows: (i) first, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with such sale, the delivery of the IP Collateral or the collection of any such moneys (including, without limitation, reasonable attorneys' fees and all other expenses reasonably incurred); (ii) second, to satisfy the Obligations in such manner as the Administrative Agent shall determine in its sole discretion consistent with the Loan Agreement; and (iii) third, to the extent of any surplus Proceeds, to the Borrower or to such other Person(s) as may be legally entitled to same.

ARTICLE 17. BORROWER'S OBLIGATIONS ABSOLUTE; CERTAIN WAIVERS. The Obligations of the Borrower under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the other Loan Documents, or any assignment or transfer of the other Loan Documents; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Loan Documents; (c) any furnishing of any additional collateral security to the Administrative Agent or its assignee or any acceptance thereof or any release of any collateral security by the Administrative Agent or its assignee; (d) any limitation on any party's liability or obligations under the Loan Documents or any invalidity or unenforceability, in whole or in part, of the same; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Borrower or


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any other Person, or any action taken with respect to this Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not the Borrower shall have notice or knowledge of any of the foregoing. The Borrower expressly consents to any and all of the foregoing and, to the maximum extent permitted by law, waives any rights or defenses relating to the enforcement of this Agreement that the Borrower may have in connection therewith. Except for notices specifically provided for herein, the Borrower hereby expressly waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.

ARTICLE 18. EXONERATION OF ADMINISTRATIVE AGENT. Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the IP Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the IP Collateral and (ii) following the occurrence and during the continuance of an Event of Default, to act in a commercially reasonable manner. The Administrative Agent shall not be required to take any action of any kind to collect, preserve or protect its or the Borrower's rights in the IP Collateral or to take action against any other Person. The Administrative Agent's prior recourse to any part or all of the IP Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

ARTICLE 19. TERMINATION. The obligations of the Borrower hereunder shall terminate when the commitment of the Banks to extend credit under the Loan Agreement shall have terminated and all of the Obligations have been paid in full in cash and discharged; provided, however, that:

            (a) if a claim is made upon the Administrative Agent or the Banks at any time for repayment or recovery of any amounts or any property received by the Administrative Agent or the Banks from any source on account of any of the Obligations and the Administrative Agent or the Banks repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Administrative Agent or the Banks) or

            (b) if the Administrative Agent or the Banks become liable for any part of such claim by reason of (i) any judgment or order of any court or administrative authority having competent jurisdiction, or (ii) any settlement or compromise of any such claim, then the Borrower shall remain obligated under this Agreement with respect to the amounts so repaid or property so returned and the amounts for which the Administrative Agent or the Banks become liable (such amounts being deemed part of the Obligations), and the security interest granted herein shall apply with full force and effect to such Obligations, to the same extent as if such amounts or property had never been received by the Administrative Agent or the Banks, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Obligations.


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ARTICLE 20. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the
Borrower hereunder shall constitute an Obligation under the Loan Documents and shall be secured by the IP Collateral. Such amounts shall bear interest at the rate per annum provided in the Loan Agreement to be paid on Base Rate Loans after the occurrence of an Event of Default.

ARTICLE 21. MISCELLANEOUS.

      21.01 Relationship to Security Agreement. Any and all rights and interests of the Administrative Agent in and to the Patents and Trademarks (and any and all obligations of the Borrower with respect to the same) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Administrative Agent (and the obligations of the Borrower) in, to or with respect to the Collateral provided in or arising under or in connection with the Security Agreement and shall not be in derogation thereof.

      21.02 Successors and Assigns. This Agreement shall be binding upon the Borrower, the Administrative Agent and the Banks and their respective successors and assigns permitted pursuant to the Loan Agreement, and shall inure to the benefit of the Administrative Agent and the Banks and their respective successors, transferees and assigns, as permitted by the Loan Agreement. The Borrower may not assign any of its obligations hereunder.

      21.03 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of the Loan Documents and shall continue for so long as this Agreement shall remain in effect.

      21.04 Severability. If any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

      21.05 Amendments; Waiver, Etc. No provision of this Agreement, or any right of the Administrative Agent in respect of the Obligations, can be changed, waived, modified, discharged or terminated except by an instrument in writing signed by the Administrative Agent and the Borrower expressly referring to the provision of this Agreement or the right to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Administrative Agent or the Banks or any of them in exercising any right shall operate as a waiver of such right or any other right, or otherwise be prejudicial thereto. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

      21.06 Execution and Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

      21.07 Captions. Captions and headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

      21.08 Notices. All notices, approvals, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when delivered in the manner provided in the Loan Agreement.

      21.09 Governing Law. This Agreement shall be governed by, and interpreted and determined in accordance with, the laws of the State of New York (without regard to its principles relating to choice and conflicts of law).

      21.10 CONSENT TO JURISDICTION. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY, OR THE UNITED STATES DISTRICT COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY, OR ANY APPELLATE COURT TO WHICH APPEALS MAY BE TAKEN FROM ANY OF THE FOREGOING COURTS, AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR THE ADMINISTRATIVE AGENT BY MAIL AT ITS ADDRESS FOR NOTICE SET FORTH IN THE LOAN AGREEMENT. THE BORROWER AND THE ADMINISTRATIVE AGENT EACH HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

      21.11 WAIVER OF JURY TRIAL. THE BORROWER AND THE ADMINISTRATIVE AGENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, COUNTERCLAIM OR DEFENSE BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT AND FOR THE BANKS TO MAKE LOANS AND EXTEND CREDIT TO THE BORROWER. EXCEPT AS PROHIBITED BY LAW, THE BORROWER AND THE ADMINISTRATIVE AGENT EACH WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE FIRST SENTENCE OF THIS SECTION ANY SPECIAL, EXEMPLARY,

PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (i) CERTIFIES THAT NEITHER THE ADMINISTRATIVE AGENT, NOR ANY BANK, NOR ANY REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT, IN ENTERING INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THE ADMINISTRATIVE AGENT IS A PARTY, THE ADMINISTRATIVE AGENT AND THE BANKS ARE RELYING UPON, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            (signatures on next page)

      IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

BORROWER:

BARNES & NOBLE ENTITY(2)



By: /s/ Maureen O'Connell
    ----------------------
    Name: Maureen O'Connell
    Title: Chief Financial Officer
    Hereunto Duly Authorized

Accepted as of the day and year first above written.

ADMINISTRATIVE AGENT:

FLEET NATIONAL BANK,
as Administrative Agent

By: /s/ Thomas J. Bullard
    ---------------------
    Name:  Thomas J. Bullard
    Title:    Director
    Hereunto Duly Authorized






--------

(2) Maureen O'Connell executed separate Patent and Trademark Security Agreements for Barnes & Noble, Inc. and the following direct and indirect subsidiaries of Barnes & Noble, Inc.:

B.Dalton Bookseller, Inc.
Barnes & Noble Booksellers, Inc.
SparkNotes LLC